UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01701

DAVIS NEW YORK VENTURE FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Thomas D. Tays
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: July 31, 2012

Date of reporting period: July 31, 2012

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS NEW YORK VENTURE FUND	Table of Contents

Shareholder Letter	2

Management’s Discussion of Fund Performance	3

Fund Overview	5

Expense Example	7

Schedule of Investments	8

Statement of Assets and Liabilities	13

Statement of Operations	15

Statements of Changes in Net Assets	16

Notes to Financial Statements	17

Financial Highlights	25

Report of Independent Registered Public Accounting Firm	27

Director Approval of Advisory Agreements	28

Fund Information	30

Privacy Notice and Householding	31

Directors and Officers	32

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis New York Venture Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis New York Venture Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS NEW YORK VENTURE FUND	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis New York Venture Fund recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis	Kenneth C. Feinberg
President & Portfolio Manager	Portfolio Manager

September 4, 2012

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis New York Venture Fund’s Class A shares delivered a total return on net asset value of 1.54% for the year ended July 31, 2012. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 9.13%. The sectors1 within the Index that turned in the strongest performance over the year were telecommunication services, consumer staples, and utilities. The sectors within the Index that turned in the weakest performance over the year were materials, energy, and financials with materials and energy turning in negative performance.

Factors Impacting the Fund’s Performance

Energy companies were the most important detractor2 from the Fund’s performance. The Fund’s energy companies under-performed the corresponding sector within the Index and had a slightly higher relative average weighting in this weaker performing sector. Canadian Natural Resources3, Devon Energy, OGX Petroleo e Gas Participacoes, Occidental Petroleum, and China Coal Energy were among the most important detractors from performance.

Material companies were another important detractor from the Fund’s performance. The Fund’s material companies under-performed the corresponding sector within the Index and had a higher relative average weighting in this weaker performing sector. Sino-Forest and Rio Tinto were among the most important detractors from performance. Monsanto was among the most important contributors to performance. The Fund no longer owns Sino-Forest.

Information technology companies contributed slightly to the Fund’s absolute performance, but detracted from performance relative to the Index. The Fund’s information technology companies under-performed the corresponding sector within the Index and had a lower relative average weighting. Hewlett-Packard was among the most important detractors from performance.

Consumer staple companies were the most important contributor to the Fund’s performance. The Fund’s consumer staple companies out-performed the corresponding sector within the Index and had a higher relative average weighting in this stronger performing sector. CVS Caremark, Costco Wholesale, Coca-Cola, and Diageo were among the most important contributors to performance.

The Fund had more invested in financial companies than in any other sector over the year and they were the second most important contributor to the Fund’s performance. The Fund’s financial companies out-performed the corresponding sector within the Index, but had a higher relative average weighting in this weaker performing sector. Wells Fargo, American Express, and Berkshire Hathaway were among the most important contributors to performance while Bank of New York Mellon was among the most important detractors from performance.

The Fund had approximately 15% of its net assets invested in foreign companies at July 31, 2012. As a whole, those companies under-performed the domestic companies held by the Fund.

Davis New York Venture Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis New York Venture Fund’s principal risks are: stock market risk, manager risk, common stock risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, trading markets and depositary receipts risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1 The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2   A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3   This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS NEW YORK VENTURE FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis New York Venture Fund Class A versus the Standard & Poor’s 500® Index over 10 years for an investment made on July 31, 2002

Average Annual Total Return for periods ended July 31, 2012

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	1.54%	(1.58)%	5.88%	11.49%	02/17/69	0.90%	0.90%
Class A - with sales charge	(3.27)%	(2.54)%	5.37%	11.36%	02/17/69	0.90%	0.90%
Class B†, **	(3.36)%	(2.83)%	5.28%	8.87%	12/01/94	1.82%	1.82%
Class C**	(0.25)%	(2.35)%	5.06%	8.26%	12/20/94	1.68%	1.68%
Class R	1.24%	(1.92)%	NA	4.90%	08/20/03	1.20%	1.20%
Class Y	1.79%	(1.32)%	6.19%	7.26%	10/02/96	0.64%	0.64%
S&P 500® Index***	9.13%	1.13%	6.34%	9.52%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Davis New York Venture Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

†Because Class B shares automatically convert to Class A shares after 7 years, the “10-Year” and “Since Inception” returns for Class B reflect Class A performance for the period after conversion.

**Includes any applicable contingent deferred sales charge.

***Inception return is from 02/17/69.

DAVIS NEW YORK VENTURE FUND	Fund Overview
July 31, 2012

Portfolio Composition		Industry Weightings
(% of Fund’s 07/31/12 Net Assets)		(% of 07/31/12 Long-Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	80.01%	Diversified Financials	16.96%	5.48%
Common Stock (Foreign)	15.20%	Insurance	13.43%	3.52%
Convertible Bonds (Foreign)	0.05%	Food & Staples Retailing	10.37%	2.47%
Short-Term Investments	3.96%	Energy	9.69%	11.20%
Other Assets & Liabilities	0.78%	Information Technology	8.84%	19.74%
	100.00%	Materials	7.80%	3.33%
		Retailing	6.93%	3.95%
		Banks	6.12%	3.00%
		Food, Beverage & Tobacco	4.94%	6.64%
		Health Care	3.79%	11.94%
		Media	3.04%	3.40%
		Transportation	2.71%	1.87%
		Capital Goods	1.38%	7.85%
		Commercial & Professional Services	1.36%	0.52%
		Other	1.35%	12.86%
		Real Estate	1.29%	2.23%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 07/31/12 Net Assets)

CVS Caremark Corp.	Food & Staples Retailing	5.84%
Wells Fargo & Co.	Commercial Banks	5.83%
American Express Co.	Consumer Finance	5.70%
Bank of New York Mellon Corp.	Capital Markets	5.43%
Google Inc., Class A	Software & Services	4.10%
Berkshire Hathaway Inc., Class A	Property & Casualty Insurance	3.78%
Bed Bath & Beyond Inc.	Retailing	3.53%
Costco Wholesale Corp.	Food & Staples Retailing	3.37%
Express Scripts Holding Co.	Health Care Equipment & Services	3.31%
Occidental Petroleum Corp.	Energy	3.07%

DAVIS NEW YORK VENTURE FUND	Fund Overview – (Continued)
July 31, 2012

New Positions Added (08/01/11-07/31/12)
(Highlighted positions are those greater than 0.50% of the Fund’s 07/31/12 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 07/31/12 Net Assets
CME Group Inc.	Diversified Financial Services	11/18/11	0.22%
Compagnie Financiere Richemont S.A.,
Bearer Shares, Unit A	Consumer Durables & Apparel	12/05/11	0.18%
Emerson Electric Co.	Capital Goods	05/02/12	0.41%
Groupon, Inc.	Retailing	03/14/12	0.25%
Li & Fung Ltd.	Retailing	08/05/11	0.18%
Netflix Inc.	Retailing	10/26/11	0.57%
Oracle Corp.	Software & Services	12/21/11	0.95%
PACCAR Inc.	Capital Goods	10/27/11	0.91%
Sysco Corp.	Food & Staples Retailing	03/06/12	0.32%
Tiffany & Co.	Retailing	01/23/12	0.31%
Walgreen Co.	Food & Staples Retailing	01/24/12	0.35%

Positions Closed (08/01/11-07/31/12)
(Gains and losses greater than $50,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Aon PLC	Insurance Brokers	07/18/12	$7,726,192
Bank of America Corp.	Diversified Financial Services	07/27/12	(50,221,243)
Baxter International Inc.	Health Care Equipment & Services	07/13/12	37,115,508
Becton, Dickinson and Co.	Health Care Equipment & Services	06/15/12	37,387,817
D&B Corp.	Commercial & Professional Services	09/14/11	98,254,193
Diageo PLC, ADR	Food, Beverage & Tobacco	03/07/12	469,221
Johnson & Johnson	Pharmaceuticals, Biotechnology &
	Life Sciences	07/03/12	54,373,500
Kraft Foods Inc., Class A	Food, Beverage & Tobacco	06/18/12	31,069,501
Liberty Media - Starz, Series A	Media	10/12/11	19,692,505
LLX Logistica S.A.	Transportation	06/15/12	(5,805,318)
Lockheed Martin Corp.	Capital Goods	07/18/12	44,047,560
Merck & Co., Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	07/09/12	358,613,314
MMX Mineracao e Metalicos S.A., Pfd.	Materials	02/02/12	683,689
Pfizer Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	10/06/11	42,926,246
PortX Operacoes Portuarias S.A.	Transportation	08/15/11	2,354,953
Procter & Gamble Co.	Household & Personal Products	08/11/11	6,878,771
Roche Holding AG - Genusschein	Pharmaceuticals, Biotechnology &
	Life Sciences	07/20/12	119,564,031
Sino-Forest Corp.	Materials	07/10/12	(339,744,280)
Sino-Forest Corp., Restricted	Materials	07/10/12	(9,171,767)
Transatlantic Holdings, Inc.	Reinsurance	03/06/12	22,254,654
TripAdvisor Inc.	Retailing	04/17/12	20,315,049
Tyco International Ltd.	Capital Goods	08/02/11	3,984,056

DAVIS NEW YORK VENTURE FUND	Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended July 31, 2012.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (02/01/12)	Ending Account Value (07/31/12)	Expenses Paid During Period* (02/01/12-07/31/12)
Class A (annualized expense ratio 0.89%**)
Actual	$1,000.00	$1,023.46	$4.48
Hypothetical	$1,000.00	$1,020.44	$4.47
Class B (annualized expense ratio 1.82%**)
Actual	$1,000.00	$1,019.02	$9.14
Hypothetical	$1,000.00	$1,015.81	$9.12
Class C (annualized expense ratio 1.67%**)
Actual	$1,000.00	$1,019.45	$8.39
Hypothetical	$1,000.00	$1,016.56	$8.37
Class R (annualized expense ratio 1.18%**)
Actual	$1,000.00	$1,022.27	$5.93
Hypothetical	$1,000.00	$1,019.00	$5.92
Class Y (annualized expense ratio 0.63%**)
Actual	$1,000.00	$1,024.68	$3.17
Hypothetical	$1,000.00	$1,021.73	$3.17

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments
July 31, 2012

	Shares	Value (Note 1)
COMMON STOCK – (95.21%)
CONSUMER DISCRETIONARY – (10.23%)
Automobiles & Components – (0.35%)
Harley-Davidson, Inc.	1,737,356	$75,105,900
Consumer Durables & Apparel – (0.38%)
Compagnie Financiere Richemont S.A., Bearer Shares, Unit A (Switzerland)	671,000	38,110,161
Hunter Douglas NV (Netherlands)	1,183,216	42,874,154
		80,984,315
Media – (2.90%)
Grupo Televisa S.A.B., ADR (Mexico)	1,435,941	32,725,095
Walt Disney Co.	11,991,800	589,277,052
		622,002,147
Retailing – (6.60%)
Bed Bath & Beyond Inc. *(a)	12,420,143	756,635,111
CarMax, Inc. *	6,109,992	170,041,077
Expedia, Inc.	1,628,000	92,796,000
Groupon, Inc. *	7,960,000	52,973,800
Li & Fung Ltd. (Hong Kong)	19,727,680	38,922,654
Liberty Interactive Corp., Series A *	6,165,360	115,508,020
Netflix Inc. *	2,150,300	122,287,561
Tiffany & Co.	1,216,000	66,794,880
		1,415,959,103
	Total Consumer Discretionary	2,194,051,465
CONSUMER STAPLES – (14.80%)
Food & Staples Retailing – (9.88%)
Costco Wholesale Corp.	7,522,741	723,612,457
CVS Caremark Corp.	27,658,595	1,251,551,423
Sysco Corp.	2,348,500	69,022,415
Walgreen Co.	2,045,000	74,356,200
		2,118,542,495
Food, Beverage & Tobacco – (4.71%)
Coca-Cola Co.	4,126,845	333,449,076
Diageo PLC (United Kingdom)	10,551,658	282,396,180
Heineken Holding NV (Netherlands)	3,278,308	150,736,726
Nestle S.A. (Switzerland)	644,925	39,667,875
Philip Morris International Inc.	1,784,667	163,189,951
Unilever NV, NY Shares (Netherlands)	1,180,924	40,919,017
		1,010,358,825
Household & Personal Products – (0.21%)
Natura Cosmeticos S.A. (Brazil)	1,695,840	44,489,732
	Total Consumer Staples	3,173,391,052
ENERGY – (9.23%)
Canadian Natural Resources Ltd. (Canada)	20,073,980	547,015,955
China Coal Energy Co., Ltd. - H (China)	60,762,251	56,024,101
Devon Energy Corp.	4,604,951	272,244,703
EOG Resources, Inc.	1,594,266	156,254,011
Occidental Petroleum Corp.	7,570,075	658,823,627
OGX Petroleo e Gas Participacoes S.A. (Brazil)*	4,468,190	12,319,575

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2012

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
ENERGY – (CONTINUED)
Schlumberger Ltd.	2,184,760	$155,685,998
Transocean Ltd.	2,592,371	121,400,734
	Total Energy	1,979,768,704
FINANCIALS – (36.00%)
Banks – (5.83%)
Commercial Banks – (5.83%)
Wells Fargo & Co.	36,982,734	1,250,386,237
Diversified Financials – (16.15%)
Capital Markets – (8.90%)
Ameriprise Financial, Inc.	1,424,232	73,661,279
Bank of New York Mellon Corp.	54,673,225	1,163,446,228
Brookfield Asset Management Inc., Class A (Canada)	4,053,420	137,046,130
Charles Schwab Corp.	10,213,500	128,996,505
Goldman Sachs Group, Inc.	965,729	97,442,056
Julius Baer Group Ltd. (Switzerland)	8,570,817	307,260,673
		1,907,852,871
Consumer Finance – (5.70%)
American Express Co.	21,197,574	1,223,311,996
Diversified Financial Services – (1.55%)
CME Group Inc.	896,500	46,689,720
JPMorgan Chase & Co.	4,220,893	151,952,148
Visa Inc., Class A	1,041,750	134,458,672
		333,100,540
		3,464,265,407
Insurance – (12.79%)
Multi-line Insurance – (3.54%)
Fairfax Financial Holdings Ltd. (Canada)	330,694	124,663,371
Fairfax Financial Holdings Ltd., 144A (Canada)(b)(c)	160,877	60,558,476
Loews Corp.	14,483,921	573,418,432
		758,640,279
Property & Casualty Insurance – (7.30%)
ACE Ltd.	2,627,000	193,084,500
Berkshire Hathaway Inc., Class A *	6,365	811,187,425
Markel Corp. *	86,114	37,206,415
Progressive Corp.	26,562,126	524,336,367
		1,565,814,707
Reinsurance – (1.95%)
Alleghany Corp. *(a)	887,452	306,889,776
Everest Re Group, Ltd.	1,102,300	112,103,910
		418,993,686
		2,743,448,672
Real Estate – (1.23%)
Hang Lung Group Ltd. (Hong Kong)	39,391,100	262,871,475
	Total Financials	7,720,971,791

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2012

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (3.62%)
Health Care Equipment & Services – (3.31%)
Express Scripts Holding Co. *	12,250,208	$709,409,545
Pharmaceuticals, Biotechnology & Life Sciences – (0.31%)
Agilent Technologies, Inc.	1,716,090	65,709,086
	Total Health Care	775,118,631
INDUSTRIALS – (5.19%)
Capital Goods – (1.32%)
Emerson Electric Co.	1,840,000	87,896,800
PACCAR Inc.	4,870,000	194,726,950
		282,623,750
Commercial & Professional Services – (1.29%)
Iron Mountain Inc. (a)	8,604,589	277,153,812
Transportation – (2.58%)
China Merchants Holdings International Co., Ltd. (China)	93,781,976	290,850,261
China Shipping Development Co., Ltd. - H (China)	47,627,300	19,592,130
Kuehne & Nagel International AG (Switzerland)	2,137,209	243,645,766
		554,088,157
	Total Industrials	1,113,865,719
INFORMATION TECHNOLOGY – (8.42%)
Semiconductors & Semiconductor Equipment – (1.26%)
Intel Corp.	3,446,500	88,592,282
Texas Instruments Inc.	6,630,905	180,592,698
		269,184,980
Software & Services – (6.75%)
Activision Blizzard, Inc.	11,762,633	141,563,288
Google Inc., Class A *	1,390,445	880,151,685
Microsoft Corp.	7,544,561	222,225,044
Oracle Corp.	6,765,000	204,269,175
		1,448,209,192
Technology Hardware & Equipment – (0.41%)
Hewlett-Packard Co.	4,812,679	87,783,265
	Total Information Technology	1,805,177,437
MATERIALS – (7.38%)
Air Products and Chemicals, Inc.	2,587,120	208,082,062
BHP Billiton PLC (United Kingdom)	3,957,283	115,960,746
Ecolab Inc.	2,238,200	146,490,190
Martin Marietta Materials, Inc.	754,937	56,725,966
Monsanto Co.	6,600,196	565,108,782
Potash Corp. of Saskatchewan Inc. (Canada)	4,077,538	180,064,078
Praxair, Inc.	1,643,220	170,500,507
Rio Tinto PLC (United Kingdom)	2,547,274	117,675,675
Sealed Air Corp.	1,387,499	22,477,484
	Total Materials	1,583,085,490
TELECOMMUNICATION SERVICES – (0.34%)
America Movil SAB de C.V., Series L, ADR (Mexico)	2,733,114	72,946,813
	Total Telecommunication Services	72,946,813
TOTAL COMMON STOCK – (Identified cost $13,930,776,645)		20,418,377,102

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2012

	Principal	Value (Note 1)
CONVERTIBLE BONDS – (0.05%)
MATERIALS – (0.05%)
Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13 (Canada) (c)(d)	$61,132,000	$11,003,760
TOTAL CONVERTIBLE BONDS – (Identified cost $61,159,375)		11,003,760
SHORT-TERM INVESTMENTS – (3.96%)
COMMERCIAL PAPER – (0.14%)
Societe Generale North America, Inc., 0.17%, 08/01/12	30,000,000	30,000,000
	Total Commercial Paper	30,000,000
REPURCHASE AGREEMENTS – (3.82%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.18%, 08/01/12, dated 07/31/12, repurchase value of $274,817,374 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-5.953%, 01/15/17-07/01/42, total market value $280,312,320)	274,816,000	274,816,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.19%, 08/01/12, dated 07/31/12, repurchase value of $543,291,867 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 09/06/12-07/20/40, total market value $554,154,780)	543,289,000	543,289,000
	Total Repurchase Agreements	818,105,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $848,105,000)		848,105,000
Total Investments – (99.22%) – (Identified cost $14,840,041,020) – (e)		21,277,485,862
Other Assets Less Liabilities – (0.78%)		167,107,745
Net Assets – (100.00%)		$21,444,593,607

ADR: American Depositary Receipt

*	Non-Income producing security.

DAVIS NEW YORK VENTURE FUND	Schedule of Investments - (Continued)
July 31, 2012

(a)
Affiliated Company. Represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended July 31, 2012. The aggregate fair value of the securities of affiliated companies held by the Fund as of July 31, 2012, amounts to $1,340,678,699. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares/Principal July 31, 2011	Gross Additions		Gross Reductions		Shares/Principal July 31, 2012	Dividend/ Interest Income
Alleghany Corp.	–	1,056,752	(1)	169,300		887,452	$–
Bed Bath & Beyond Inc.	12,420,143	–		–		12,420,143	–
China Shipping Development Co., Ltd. - H (2)	68,979,600	–		21,352,300		47,627,300	–
Iron Mountain Inc.	19,259,589	–		10,655,000		8,604,589	14,657,136
Loews Corp. (2)	23,784,521	–		9,300,600		14,483,921	2,583,784
Martin Marietta Materials, Inc. (2)	2,520,483	–		1,765,546		754,937	960,473
Progressive Corp. (2)	36,893,726	–		10,331,600		26,562,126	–
Sealed Air Corp. (2)	17,617,507	–		16,230,008		1,387,499	1,928,551
Sino-Forest Corp. (2)	21,599,634	–		21,599,634		–	–
Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13 (2)	$61,132,000	–		–		$61,132,000	1,528,300
Sino-Forest Corp., Restricted (2)	578,195	–		578,195		–	–
Transatlantic Holdings, Inc. (2)	6,089,151	–		6,089,151	(1)	–	2,602,666
							$24,260,910

(1) Gross additions and gross reductions due primarily from corporate action.

(2) Not an affiliate as of July 31, 2012.

(b)
This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations. This security amounted to $60,558,476 or 0.28% of the Fund's net assets as of July 31, 2012.

(c)	Restricted Security – See Note 9 of the Notes to Financial Statements.

(d)	This security is in default. See Note 1 of the Notes to Financial Statements.

(e)	Aggregate cost for federal income tax purposes is $14,840,958,733. At July 31, 2012 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$7,487,180,715
	Unrealized depreciation	(1,050,653,586)
	Net unrealized appreciation	$6,436,527,129

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities
At July 31, 2012

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments):
Unaffiliated companies	$19,936,807,163
Affiliated companies	1,340,678,699
Cash	312,181
Receivables:
Capital stock sold	17,334,927
Dividends and interest	40,873,160
Investment securities sold	237,246,959
Prepaid expenses	88,124
Total assets	21,573,341,213

LIABILITIES:
Payables:
Capital stock redeemed	106,115,141
Accrued distribution and service plan fees	5,492,097
Accrued management fee	9,741,022
Accrued transfer agent fees	6,443,532
Other accrued expenses	955,814
Total liabilities	128,747,606

NET ASSETS	$21,444,593,607

NET ASSETS CONSIST OF:
Par value of shares of capital stock	$30,833,690
Additional paid-in capital	14,194,832,449
Undistributed net investment income	103,698,402
Accumulated net realized gains from investments	677,734,124
Net unrealized appreciation on investments and foreign currency transactions	6,437,494,942
Net Assets	$21,444,593,607

*Including:
Cost of unaffiliated companies	$14,069,246,059
Cost of affiliated companies	770,794,961

DAVIS NEW YORK VENTURE FUND	Statement of Assets and Liabilities – (Continued)
At July 31, 2012

CLASS A SHARES:
Net assets	$12,016,472,981
Shares outstanding	344,441,379
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$34.89
Maximum offering price per share (100/95.25 of $34.89)†	$36.63

CLASS B SHARES:
Net assets	$290,492,391
Shares outstanding	8,745,438
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$33.22

CLASS C SHARES:
Net assets	$2,984,588,671
Shares outstanding	89,002,552
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$33.53

CLASS R SHARES:
Net assets	$462,203,829
Shares outstanding	13,239,537
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$34.91

CLASS Y SHARES:
Net assets	$5,690,835,735
Shares outstanding	161,244,893
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$35.29

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statement of Operations
For the year ended July 31, 2012

INVESTMENT INCOME:
Income:
Dividends:
Unaffiliated companies*		$412,486,238
Affiliated companies		22,732,610
Interest:
Unaffiliated companies		915,376
Affiliated companies		1,528,300
Net securities lending fees		1,627,138
Total income		439,289,662

Expenses:
Management fees (Note 3)	$122,109,753
Custodian fees	3,511,095
Transfer agent fees:
Class A	18,391,756
Class B	1,088,358
Class C	4,770,529
Class R	949,896
Class Y	6,993,831
Audit fees	93,600
Legal fees	60,000
Accounting fees (Note 3)	459,996
Reports to shareholders	2,148,465
Directors’ fees and expenses	600,499
Registration and filing fees	235,000
Miscellaneous	540,102
Payments under distribution plan (Note 7):
Class A	32,980,678
Class B	3,684,981
Class C	31,766,582
Class R	2,829,810
Total expenses		233,214,931
Expenses paid indirectly (Note 4)		(655)
Net expenses		233,214,276
Net investment income		206,075,386

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions:
Unaffiliated companies		3,801,265,027
Affiliated companies		(31,794,952)
Foreign currency transactions		(2,232,292)
Net realized gain		3,767,237,783
Net decrease in unrealized appreciation		(3,925,593,586)
Net realized and unrealized loss on investments and foreign currency transactions		(158,355,803)
Net increase in net assets resulting from operations		$47,719,583

*Net of foreign taxes withheld as follows		$8,153,712

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2012	2011

OPERATIONS:
Net investment income	$206,075,386	$282,678,116
Net realized gain from investments and foreign currency transactions	3,767,237,783	2,392,426,051
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	(3,925,593,586)	2,093,537,169
Net increase in net assets resulting from operations	47,719,583	4,768,641,336

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(85,123,855)	(220,122,077)
Class B	–	(2,113,491)
Class C	–	(17,850,709)
Class R	(1,436,190)	(7,269,634)
Class Y	(57,251,812)	(102,137,276)

CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 5):
Class A	(5,259,503,672)	(3,883,866,014)
Class B	(189,079,003)	(267,513,869)
Class C	(737,007,183)	(892,410,773)
Class R	(263,004,622)	(208,011,073)
Class Y	(1,752,858,471)	(531,822,444)
Total decrease in net assets	(8,297,545,225)	(1,364,476,024)

NET ASSETS:
Beginning of year	29,742,138,832	31,106,614,856
End of year*	$21,444,593,607	$29,742,138,832

*Including undistributed net investment income of	$103,698,402	$42,484,876

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements
July 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is long-term growth of capital. The Fund offers shares in five classes, Class A, Class B, Class C, Class R, and Class Y. Class A shares are sold with a front-end sales charge and Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class B shares automatically convert to Class A shares after 7 years. Class R and Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class R shares generally are available only to retirement and benefit plans. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’s distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges will be fair valued.  Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. These procedures include certain standardized methodologies to fair value securities. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of July 31, 2012 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$2,194,051,465	$–	$–	$2,194,051,465
Consumer staples	3,173,391,052	–	–	3,173,391,052
Energy	1,979,768,704	–	–	1,979,768,704
Financials	7,720,971,791	–	–	7,720,971,791
Health care	775,118,631	–	–	775,118,631
Industrials	1,113,865,719	–	–	1,113,865,719
Information technology	1,805,177,437	–	–	1,805,177,437
Materials	1,583,085,490	–	–	1,583,085,490
Telecommunication services	72,946,813	–	–	72,946,813
Convertible debt securities	–	11,003,760	–	11,003,760
Short-term securities	–	848,105,000	–	848,105,000
Total Investments	$20,418,377,102	$859,108,760	$–	$21,277,485,862

There were no transfers of assets (or investments) between Level 1 and Level 2 of the fair value hierarchy during the year ended July 31, 2012.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of July 31, 2012, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. The Act provides several benefits, including the unlimited carryforward of future capital losses. During the year ended July 31, 2012, the Fund utilized $3,090,430,000 in capital loss carryforwards and thus did not have unused capital loss carryforwards available for federal income tax purposes at the end of the year.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, wash sales, passive foreign investment company shares, and commission repayments. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2012, amounts have been reclassified to reflect a decrease in undistributed net investment income and a corresponding increase in accumulated net realized gains from investments and foreign currency transactions of $1,050,003. Net assets have not been affected by this reclassification.

The tax character of distributions paid during the years ended July 31, 2012 and 2011 was as follows:

	2012	2011
Ordinary income	$143,811,857	$349,493,187

As of July 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$103,963,910
Undistributed long-term capital gain	678,651,837
Net unrealized appreciation on investments	6,436,577,228
Total	$7,219,192,975

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

Defaulted Securities - The Fund may hold securities in default and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of July 31, 2012, the value of defaulted securities amounted to $11,003,760 (cost: $61,159,375) or 0.05% of the Fund’s net assets.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2012 were $2,589,983,505 and $11,788,232,097, respectively.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2012

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets on the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, 0.485% on the next $8 billion, 0.47% on the next $7 billion, 0.455% on the next $8 billion, 0.44% on the next $7 billion, 0.425% on the next $8 billion, 0.41% on the next $7 billion, and 0.395% of the average net assets in excess of $55 billion. Advisory fees paid during the year ended July 31, 2012 approximated 0.50% of the average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for these services during the year ended July 31, 2012 amounted to $1,142,518. State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2012 amounted to $459,996. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $655 during the year ended July 31, 2012.

NOTE 5 - CAPITAL STOCK

At July 31, 2012, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 2.225 billion shares are designated to Davis New York Venture Fund. Transactions in capital stock were as follows:

Class A	Year ended		Year ended
	July 31, 2012		July 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	33,770,895	$1,124,179,039	55,758,904	$1,888,651,227
Shares issued in reinvestment of distributions	2,392,315	77,081,180	6,172,452	202,579,864
	36,163,210	1,201,260,219	61,931,356	2,091,231,091
Shares redeemed	(194,208,551)	(6,460,763,891)	(175,282,184)	(5,975,097,105)
Net decrease	(158,045,341)	$(5,259,503,672)	(113,350,828)	$(3,883,866,014)

Class B	Year ended		Year ended
	July 31, 2012		July 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	570,491	$18,211,498	949,790	$30,716,513
Shares issued in reinvestment of distributions	–	–	63,398	1,999,567
	570,491	18,211,498	1,013,188	32,716,080
Shares redeemed	(6,493,749)	(207,290,501)	(9,241,512)	(300,229,949)
Net decrease	(5,923,258)	$(189,079,003)	(8,228,324)	$(267,513,869)

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2012

NOTE 5 - CAPITAL STOCK – (CONTINUED)

Class C	Year ended		Year ended
	July 31, 2012		July 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	3,925,278	$126,728,381	6,273,378	$205,452,587
Shares issued in reinvestment of distributions	–	–	528,260	16,782,841
	3,925,278	126,728,381	6,801,638	222,235,428
Shares redeemed	(27,030,160)	(863,735,564)	(34,200,945)	(1,114,646,201)
Net decrease	(23,104,882)	$(737,007,183)	(27,399,307)	$(892,410,773)

Class R	Year ended		Year ended
	July 31, 2012		July 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	2,732,677	$90,928,595	4,982,628	$168,254,081
Shares issued in reinvestment of distributions	44,448	1,435,667	220,688	7,260,629
	2,777,125	92,364,262	5,203,316	175,514,710
Shares redeemed	(10,860,640)	(355,368,884)	(11,233,328)	(383,525,783)
Net decrease	(8,083,515)	$(263,004,622)	(6,030,012)	$(208,011,073)

Class Y	Year ended		Year ended
	July 31, 2012		July 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	44,571,705	$1,480,201,190	47,530,817	$1,636,058,144
Shares issued in reinvestment of distributions	1,665,349	54,190,447	2,852,499	94,560,348
	46,237,054	1,534,391,637	50,383,316	1,730,618,492
Shares redeemed	(97,125,862)	(3,287,250,108)	(65,603,610)	(2,262,440,936)
Net decrease	(50,888,808)	$(1,752,858,471)	(15,220,294)	$(531,822,444)

NOTE 6 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Fund had no borrowings during the year ended July 31, 2012.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2012

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES

Class A Shares - Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended July 31, 2012, Davis Distributors, LLC, the Fund’s Underwriter (“Underwriter” or “Distributor”), received $2,493,584 from commissions earned on sales of Class A shares of the Fund, of which $382,090 was retained by the Underwriter and the remaining $2,111,494 was re-allowed to investment dealers.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers. The service fee for Class A shares of the Fund for the year ended July 31, 2012 was $32,980,678.

Class B Shares - Class B shares of the Fund are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within six years of purchase.

The Fund pays the Distributor a distribution fee on Class B shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc. (“FINRA”), which currently is 1.00%. The Fund pays the distribution fee on Class B shares in order: (i) to pay the Distributor commissions on Class B shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B shares which have been sold.

During the year ended July 31, 2012, Class B shares of the Fund made distribution plan payments, which included distribution fees of $2,771,934 and service fees of $913,047.

Commission advances by the Distributor during the year ended July 31, 2012 on the sale of Class B shares of the Fund amounted to $351,230, all of which was re-allowed to qualified selling dealers.

A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 2012, the Distributor received $679,721 in contingent deferred sales charges from Class B shares of the Fund.

Class C Shares - Class C shares of the Fund are sold at net asset value and are redeemed at net asset value. A contingent deferred sales charge may be assessed on shares redeemed within the first year of purchase.

The Fund pays the Distributor a distribution fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%. The Fund pays the distribution fee on Class C shares in order: (i) to pay the Distributor commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

During the year ended July 31, 2012, Class C shares of the Fund made distribution plan payments, which included distribution fees of $23,824,936 and service fees of $7,941,646.

Commission advances by the Distributor during the year ended July 31, 2012 on the sale of Class C shares of the Fund amounted to $898,543, all of which was re-allowed to qualified selling dealers.

A contingent deferred sales charge of 1.00% is imposed upon the redemption of certain Class C shares of the Fund within the first year of the original purchase. During the year ended July 31, 2012, the Distributor received $149,433 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS NEW YORK VENTURE FUND	Notes to Financial Statements – (Continued)
July 31, 2012

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES – (CONTINUED)

Class R Shares - Class R shares of the Fund are sold and redeemed at net asset value. Payments under the Class R Distribution Plan are limited to an annual rate of 0.75% of the average daily net asset value of the Class R shares or the maximum amount provided by applicable rule or regulation of the FINRA, which currently is 1.00%. The effective rate of the Class R Distribution Plan is currently 0.50%, of which 0.25% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

During the year ended July 31, 2012, Class R shares of the Fund made distribution plan payments, which included distribution fees of $1,414,905 and service fees of $1,414,905.

NOTE 8 - SECURITIES LOANED

The Fund has entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Fund receives fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Fund, against receipt of collateral at least equal to the value of the securities loaned. As of July 31, 2012, the Fund did not have any securities on loan. The Fund bears the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 9 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are valued under methods approved by the Board of Directors as reflecting fair value. The aggregate value of restricted securities amounted to $71,562,236 or 0.33% of the Fund’s net assets as of July 31, 2012.

Information regarding restricted securities is as follows:

Security	Acquisition Date	Principal	Shares/ Units	Cost per Share/Unit	Valuation per Share/Unit as of July 31, 2012

Fairfax Financial Holdings Ltd., 144A	02/23/10	NA	160,877	$355.07	$376.43

Sino-Forest Corp., Conv. Sr. Notes, 5.00%, 08/01/13	07/17/08	$61,132,000	611,320	$100.04	$18.00

DAVIS NEW YORK VENTURE FUND

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		(Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)a	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis New York Venture Fund Class A:
Year ended July 31, 2012	$34.57	$0.30	$0.22	$0.52
Year ended July 31, 2011	$30.22	$0.32	$4.41	$4.73
Year ended July 31, 2010	$26.99	$0.20	$3.24	$3.44
Year ended July 31, 2009	$34.31	$0.29	$(7.27)	$(6.98)
Year ended July 31, 2008	$39.75	$0.39	$(5.40)	$(5.01)
Davis New York Venture Fund Class B:
Year ended July 31, 2012	$33.01	$(0.01)	$0.22	$0.21
Year ended July 31, 2011	$28.88	$0.01	$4.23	$4.24
Year ended July 31, 2010	$25.84	$(0.06)	$3.10	$3.04
Year ended July 31, 2009	$32.74	$0.06	$(6.90)	$(6.84)
Year ended July 31, 2008	$37.93	$0.09	$(5.18)	$(5.09)
Davis New York Venture Fund Class C:
Year ended July 31, 2012	$33.28	$0.03	$0.22	$0.25
Year ended July 31, 2011	$29.12	$0.05	$4.25	$4.30
Year ended July 31, 2010	$26.03	$(0.03)	$3.12	$3.09
Year ended July 31, 2009	$32.96	$0.09	$(6.94)	$(6.85)
Year ended July 31, 2008	$38.18	$0.09	$(5.19)	$(5.10)
Davis New York Venture Fund Class R:
Year ended July 31, 2012	$34.57	$0.20	$0.22	$0.42
Year ended July 31, 2011	$30.23	$0.20	$4.42	$4.62
Year ended July 31, 2010	$27.00	$0.10	$3.24	$3.34
Year ended July 31, 2009	$34.28	$0.18	$(7.24)	$(7.06)
Year ended July 31, 2008	$39.73	$0.25	$(5.40)	$(5.15)
Davis New York Venture Fund Class Y:
Year ended July 31, 2012	$34.98	$0.39	$0.21	$0.60
Year ended July 31, 2011	$30.56	$0.41	$4.47	$4.88
Year ended July 31, 2010	$27.29	$0.29	$3.27	$3.56
Year ended July 31, 2009	$34.75	$0.36	$(7.39)	$(7.03)
Year ended July 31, 2008	$40.26	$0.49	$(5.46)	$(4.97)

a	Per share calculations were based on average shares outstanding for the period.

b
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

c	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

Financial Highlights
Dividends and Distributions	Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Returnb	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratioc	Net Investment Income (Loss) Ratio	Portfolio Turnoverd
$(0.20)	$–	$–	$(0.20)	$34.89	1.54%	$12,016	0.90%	0.90%	0.89%	11%
$(0.38)	$–	$–	$(0.38)	$34.57	15.70%	$17,369	0.89%	0.89%	0.93%	8%
$(0.21)	$–	$–	$(0.21)	$30.22	12.74%	$18,608	0.89%	0.89%	0.67%	13%
$(0.34)	$–	$–	$(0.34)	$26.99	(20.08)%	$18,628	0.92%	0.92%	1.14%	15%
$(0.43)	$–	$–	$(0.43)	$34.31	(12.77)%	$26,029	0.85%	0.85%	1.01%	16%

$–	$–	$–	$–	$33.22	0.64%	$290	1.82%	1.82%	(0.03)%	11%
$(0.11)	$–	$–	$(0.11)	$33.01	14.68%	$484	1.79%	1.79%	0.03%	8%
$–	$–	$–	$–	$28.88	11.77%	$661	1.77%	1.77%	(0.21)%	13%
$(0.06)	$–	$–	$(0.06)	$25.84	(20.84)%	$823	1.81%	1.81%	0.25%	15%
$(0.10)	$–	$–	$(0.10)	$32.74	(13.45)%	$1,582	1.66%	1.66%	0.20%	16%

$–	$–	$–	$–	$33.53	0.75%	$2,985	1.68%	1.68%	0.11%	11%
$(0.14)	$–	$–	$(0.14)	$33.28	14.78%	$3,731	1.67%	1.67%	0.15%	8%
$–e	$–	$–	$–e	$29.12	11.88%	$4,062	1.67%	1.67%	(0.11)%	13%
$(0.08)	$–	$–	$(0.08)	$26.03	(20.74)%	$4,186	1.71%	1.71%	0.35%	15%
$(0.12)	$–	$–	$(0.12)	$32.96	(13.41)%	$6,444	1.61%	1.61%	0.25%	16%

$(0.08)	$–	$–	$(0.08)	$34.91	1.24%	$462	1.20%	1.20%	0.59%	11%
$(0.28)	$–	$–	$(0.28)	$34.57	15.33%	$737	1.22%	1.22%	0.60%	8%
$(0.11)	$–	$–	$(0.11)	$30.23	12.35%	$827	1.23%	1.23%	0.33%	13%
$(0.22)	$–	$–	$(0.22)	$27.00	(20.42)%	$767	1.32%	1.32%	0.74%	15%
$(0.30)	$–	$–	$(0.30)	$34.28	(13.06)%	$919	1.19%	1.19%	0.67%	16%

$(0.29)	$–	$–	$(0.29)	$35.29	1.79%	$5,691	0.64%	0.64%	1.15%	11%
$(0.46)	$–	$–	$(0.46)	$34.98	16.05%	$7,420	0.62%	0.62%	1.20%	8%
$(0.29)	$–	$–	$(0.29)	$30.56	13.04%	$6,949	0.63%	0.63%	0.93%	13%
$(0.43)	$–	$–	$(0.43)	$27.29	(19.88)%	$5,783	0.63%	0.63%	1.43%	15%
$(0.54)	$–	$–	$(0.54)	$34.75	(12.53)%	$7,333	0.59%	0.59%	1.27%	16%

d
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

e	Less than $0.005 per share.

See Notes to Financial Statements

DAVIS NEW YORK VENTURE FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Davis New York Venture Fund (a series of Davis New York Venture Fund, Inc.), as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 24, 2012

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review. The Independent Directors were provided with responsive background material (including recent investment performance data), and their counsel provided guidance, prior to a separate contract review meeting held in March 2012 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis New York Venture Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.
Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

Davis Advisors (and its affiliates) and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which have lowered fees and expenses for Davis Funds’ shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors are also important in assessing whether Davis Funds’ shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data may be informative, the judgment of the Independent Directors must take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

DAVIS NEW YORK VENTURE FUND	Director Approval of Advisory Agreements
(Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule and breakpoints of the Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the management fee schedule for the Fund and the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increased, and whether the fee schedule reflected those potential economies of scale. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors’ sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number of shareholders and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense.

The Independent Directors noted that the Fund’s Class A shares had under-performed its benchmark, the Standard & Poor’s 500® Index, over the one-, three-, and five-year time periods and out-performed over the ten-year time period, all ended February 29, 2012. The Fund under-performed the average performance of its peer group as determined by an independent service provider over the one-, three-, and five-year time periods and out-performed over the ten-year time period, all ended December 31, 2011. The Independent Directors noted that the Fund out-performed the Standard & Poor’s 500® Index in 29 of the 38 rolling five-year time frames and its peer group in 33 of the 38 rolling five-year time frames ended December 31 for each year from 1974 through 2011. The Fund out-performed the Standard & Poor’s 500® Index in all of the 33 rolling ten- year time frames and its peer group in 32 of the 33 rolling ten-year time frames ended December 31 for each year from 1979 through 2011.

The Independent Directors considered the contractual advisory fee, noting that it was below the average of funds with similar investment objectives as determined by an independent service provider. The Independent Directors also considered the actual advisory fee and total expense ratios for the Fund’s Class A shares. Both ratios were lower than the average ratios of its peer group as determined by an independent service provider.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided the Fund and its shareholders with a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for the Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

DAVIS NEW YORK VENTURE FUND	Fund Information

Federal Income Tax Information (Unaudited)

In early 2013, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2012. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2012 with their 2012 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2012, $143,811,857 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $143,811,857 or 100% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2012, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $143,811,857 or 100% as qualified dividend income.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279, (ii) on the Fund’s website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279, on the Fund’s website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS NEW YORK VENTURE FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

DAVIS NEW YORK VENTURE FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corporation (diversified financial holding company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since August 2011; former Chairman, NorthRoad Capital Management, LLC (investment management firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; former Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT) 2002-2007.	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

DAVIS NEW YORK VENTURE FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

DAVIS NEW YORK VENTURE FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis New York Venture Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Fund’s website at www.davisfunds.com. Quarterly Fact Sheets are available on the Fund’s website at www.davisfunds.com.

DAVIS RESEARCH FUND	Table of Contents

Management’s Discussion of Fund Performance	2

Fund Overview	4

Expense Example	6

Schedule of Investments	7

Statement of Assets and Liabilities	11

Statement of Operations	12

Statements of Changes in Net Assets	13

Notes to Financial Statements	14

Financial Highlights	20

Report of Independent Registered Public Accounting Firm	21

Director Approval of Advisory Agreements	22

Fund Information	24

Privacy Notice and Householding	25

Directors and Officers	26

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Research Fund prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of Davis Research Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance

Performance Overview

Davis Research Fund’s Class A shares delivered a total return on net asset value of 2.95% for the year ended July 31, 2012. Over the same time period, the Standard & Poor’s 500® Index (“Index”) returned 9.13%. The sectors1 within the Index that turned in the strongest performance over the year were telecommunication services, consumer staples, and utilities. The sectors within the Index that turned in the weakest performance over the year were materials, energy, and financials with materials and energy turning in negative performance.

Factors Impacting the Fund’s Performance

The Fund had more invested in information technology companies than in any other sector over the year and they were the most important detractor2 from the Fund’s performance. The Fund’s information technology companies under-performed the corresponding sector within the Index, but had a higher relative average weighting in this stronger performing sector. Hewlett-Packard3, Nokia, First Solar, and Texas Instruments were among the most important detractors from performance. Apple, Intel, and Microsoft were among the most important contributors to performance.

Health care companies were another important detractor from the Fund’s performance. The Fund’s health care companies under-performed the corresponding sector within the Index and had a lower relative average weighting.

Consumer staple companies were the most important contributor to the Fund’s absolute performance. The Fund’s consumer staple companies under-performed the corresponding sector within the Index, but benefited from a higher relative average weighting in this stronger performing sector. CVS Caremark, Costco Wholesale, and Colgate-Palmolive were among the most important contributors to performance.

Energy companies were the most important contributor to the Fund’s performance relative to the Index. The Fund’s energy companies out-performed the corresponding sector within the Index and benefited from a lower relative average weighting in this weaker performing sector.

Financial companies were another important contributor to the Fund’s performance. The Fund’s financial companies out-performed the corresponding sector within the Index, but had a higher relative average weighting in this weaker performing sector. Everest Re Group and U.S. Bancorp were among the most important contributors to performance. Bank of New York Mellon was among the most important detractors from performance.

Other important contributors to the Fund’s performance included TJX and Sherwin-Williams. Other important detractors from the Fund’s performance included Tiffany and Wynn Resorts.

The Fund had approximately 20% of its net assets invested in foreign companies at July 31, 2012. As a whole, those companies under-performed the domestic companies held by the Fund.

Davis Research Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective.  Davis Research Fund’s principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, trading markets and depositary receipts risk, under $10 billion market capitalization risk, focused portfolio fund risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Class A shares of Davis Research Fund have been registered with the Securities and Exchange Commission and, as of the date of this report, in selected states where eligible investors are residents. Shares of Davis Research Fund currently are not available for public sale in any other state or jurisdiction. Currently, only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares. The Adviser reserves the right to reject any offer to purchase shares.

1 The companies included in the Standard & Poor’s 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2      A company’s or sector’s contribution to or detraction from the Fund’s performance is a product of both its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3      This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

2

DAVIS RESEARCH FUND	Management’s Discussion of Fund Performance – (Continued)

Comparison of a $10,000 investment in Davis Research Fund Class A versus the Standard & Poor’s 500® Index for an investment made on July 31, 2002

Average Annual Total Return for periods ended July 31, 2012
Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Fund’s Inception (10/31/01)	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	2.95%	(1.74)%	6.92%	4.52%	0.78%	0.78%
Class A - with sales charge	(1.91)%	(2.70)%	6.40%	4.05%	0.78%	0.78%
S&P 500® Index	9.13%	1.13%	6.34%	4.52%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Davis Research Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratio may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.

*Reflects 4.75% front-end sales charge.

3

DAVIS RESEARCH FUND	Fund Overview
July 31, 2012

Portfolio Composition		Industry Weightings
(% of Fund’s 07/31/12 Net Assets)		(% of 07/31/12 Long-Term Portfolio)

			Fund	S&P 500®
Common Stock (U.S.)	77.37%	Information Technology	22.90%	19.74%
Common Stock (Foreign)	19.61%	Food, Beverage & Tobacco	10.48%	6.64%
Corporate Bonds	0.95%	Insurance	9.58%	3.52%
Stock Warrants	0.46%	Retailing	9.13%	3.95%
Short-Term Investments	1.97%	Materials	8.45%	3.33%
Other Assets & Liabilities	(0.36)%	Capital Goods	8.32%	7.85%
	100.00%	Diversified Financials	5.50%	5.48%
		Food & Staples Retailing	5.32%	2.47%
		Health Care	5.06%	11.94%
		Banks	4.41%	3.00%
		Energy	3.70%	11.20%
		Commercial & Professional Services	3.41%	0.52%
		Other	2.08%	18.49%
		Transportation	1.66%	1.87%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 07/31/12 Net Assets)

Tiffany & Co.	Retailing	4.30%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	3.72%
Nestle S.A.	Food, Beverage & Tobacco	3.71%
PACCAR Inc.	Capital Goods	3.21%
Microsoft Corp.	Software & Services	3.20%
SAP AG, ADR	Software & Services	2.90%
Oracle Corp.	Software & Services	2.76%
TJX Cos., Inc.	Retailing	2.68%
Costco Wholesale Corp.	Food & Staples Retailing	2.64%
Air Products and Chemicals, Inc.	Materials	2.64%

4

DAVIS RESEARCH FUND	Fund Overview – (Continued)
July 31, 2012

New Positions Added (08/01/11-07/31/12)
(Highlighted positions are those greater than 1.00% of the Fund’s 07/31/12 total net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 07/31/12 Net Assets
3M Co.	Capital Goods	08/09/11	0.25%
Apple Inc.	Technology Hardware & Equipment	02/02/12	2.09%
Berkshire Hathaway Inc., Class B	Property & Casualty Insurance	05/18/12	0.43%
Brenntag AG	Capital Goods	07/20/12	0.69%
C.H. Robinson Worldwide, Inc.	Transportation	07/25/12	1.63%
Charles Schwab Corp.	Capital Markets	08/08/11	0.57%
Cummins Inc.	Capital Goods	06/06/12	0.54%
Diageo PLC, ADR	Food, Beverage & Tobacco	03/14/12	2.03%
First Solar, Inc.	Semiconductors & Semiconductor
	Equipment	10/11/11	0.30%
Goldman Sachs Group, Inc.	Capital Markets	08/11/11	1.43%
JPMorgan Chase & Co.	Diversified Financial Services	08/08/11	1.34%
Li & Fung Ltd.	Retailing	08/02/11	0.67%
MasterCard, Inc., Class A	Software & Services	03/14/12	1.26%
Nokia Oyj, ADR	Technology Hardware & Equipment	01/13/12	0.77%
PNC Financial Services Group, Inc.	Commercial Banks	08/08/11	0.68%
Progressive Corp.	Property & Casualty Insurance	08/08/11	0.46%
Tiffany & Co.	Retailing	01/23/12	4.30%
Visa Inc., Class A	Diversified Financial Services	08/05/11	0.45%
WellPoint, Inc.	Health Care Equipment & Services	07/26/12	0.43%

Positions Closed (08/01/11-07/31/12)
(Gains greater than $40,000 are highlighted)

Security	Industry	Date of Final Sale	Realized Gain (Loss)
Accenture PLC, Class A	Software & Services	01/12/12	$44,106
All America Latina Logistica S.A.	Transportation	08/02/11	29,665
America Movil SAB de C.V., Series L, ADR	Telecommunication Services	03/14/12	1,088
Aon Corp.	Insurance Brokers	01/12/12	345
Iron Mountain Inc.	Commercial & Professional Services	02/24/12	42,259
Kraft Foods Inc., Class A	Food, Beverage & Tobacco	01/25/12	142,580
Mead Johnson Nutrition Co.	Food, Beverage & Tobacco	07/12/12	183,057
OGX Petroleo e Gas Participacoes S.A.	Energy	02/02/12	35,346
SMA Solar Technology AG	Semiconductors & Semiconductor
	Equipment	08/11/11	(4,068)
Target Corp.	Retailing	01/25/12	(8,169)
UnitedHealth Group Inc.	Health Care Equipment & Services	03/29/12	151,639
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	07/26/12	(3,234)
Viacom Inc., Class B	Media	02/02/12	14,100

5

DAVIS RESEARCH FUND	Expense Example

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including advisory and administrative fees and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which is for the six-month period ended July 31, 2012.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (02/01/12)	Ending Account Value (07/31/12)	Expenses Paid During Period* (02/01/12-07/31/12)

Class A
Actual	$1,000.00	$1,015.60	$3.71
Hypothetical	$1,000.00	$1,021.18	$3.72

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to the Class's annualized operating expense ratio (0.74%)**, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

**The expense ratio reflects the impact, if any, of certain reimbursements from the Adviser.

6

DAVIS RESEARCH FUND	Schedule of Investments
July 31, 2012

	Shares	Value (Note 1)
COMMON STOCK – (96.98%)
CONSUMER DISCRETIONARY – (9.42%)
Consumer Services – (0.44%)
Wynn Resorts Ltd.	1,480	$138,720
Retailing – (8.98%)
Bed Bath & Beyond Inc. *	6,935	422,480
Li & Fung Ltd. (Hong Kong)	107,000	211,111
Tiffany & Co.	24,780	1,361,165
TJX Cos., Inc.	19,120	846,634
		2,841,390
	Total Consumer Discretionary	2,980,110
CONSUMER STAPLES – (17.15%)
Food & Staples Retailing – (5.24%)
Costco Wholesale Corp.	8,690	835,891
CVS Caremark Corp.	18,150	821,287
		1,657,178
Food, Beverage & Tobacco – (10.31%)
Coca-Cola Co.	5,572	450,218
Diageo PLC, ADR (United Kingdom)	6,000	641,400
Nestle S.A. (Switzerland)	19,095	1,174,490
Philip Morris International Inc.	4,140	378,562
Unilever NV, NY Shares (Netherlands)	17,825	617,636
		3,262,306
Household & Personal Products – (1.60%)
Colgate-Palmolive Co.	4,725	507,276
	Total Consumer Staples	5,426,760
ENERGY – (3.64%)
BP PLC, ADR (United Kingdom)	4,485	178,952
Schlumberger Ltd.	6,708	478,012
Spectra Energy Corp.	11,150	342,193
Transocean Ltd.	3,255	152,432
	Total Energy	1,151,589
FINANCIALS – (18.71%)
Banks – (3.88%)
Commercial Banks – (3.88%)
PNC Financial Services Group, Inc.	3,655	216,011
Toronto-Dominion Bank (Canada)	1,695	133,193
U.S. Bancorp	15,000	502,500
Wells Fargo & Co.	11,100	375,291
		1,226,995
Diversified Financials – (5.41%)
Capital Markets – (3.32%)
Bank of New York Mellon Corp.	6,830	145,342
Brookfield Asset Management Inc., Class A (Canada)	8,000	270,480
Charles Schwab Corp.	14,180	179,093
Goldman Sachs Group, Inc.	4,495	453,546
		1,048,461
Diversified Financial Services – (2.09%)
CME Group Inc.	1,875	97,650

7

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2012

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (Continued)
JPMorgan Chase & Co.	11,740	$422,640
Visa Inc., Class A	1,100	141,977
		662,267
		1,710,728
Insurance – (9.42%)
Multi-line Insurance – (3.20%)
Fairfax Financial Holdings Ltd. (Canada)	1,085	409,018
Loews Corp.	15,300	605,727
		1,014,745
Property & Casualty Insurance – (4.02%)
ACE Ltd.	4,000	294,000
Berkshire Hathaway Inc., Class A *	4	509,780
Berkshire Hathaway Inc., Class B *	1,610	136,592
Progressive Corp.	7,350	145,089
W. R. Berkley Corp.	5,080	186,081
		1,271,542
Reinsurance – (2.20%)
Everest Re Group, Ltd.	6,840	695,628
		2,981,915
	Total Financials	5,919,638
HEALTH CARE – (4.98%)
Health Care Equipment & Services – (4.31%)
Baxter International Inc.	8,720	510,207
Becton, Dickinson and Co.	5,380	407,320
CareFusion Corp. *	8,615	210,292
Laboratory Corp. of America Holdings *	1,215	102,169
WellPoint, Inc.	2,530	134,824
		1,364,812
Pharmaceuticals, Biotechnology & Life Sciences – (0.67%)
Agilent Technologies, Inc.	5,500	210,595
	Total Health Care	1,575,407
INDUSTRIALS – (13.18%)
Capital Goods – (8.19%)
3M Co.	860	78,458
Brenntag AG (Germany)	2,000	219,553
Cummins Inc.	1,790	171,661
Lockheed Martin Corp.	5,320	474,916
PACCAR Inc.	25,390	1,015,219
Schindler Holding AG - Participation Certificate (Switzerland)	2,825	330,736
Schneider Electric S.A. (France)	5,305	300,450
		2,590,993
Commercial & Professional Services – (3.36%)
Nielsen Holdings NV *	24,655	702,667
Republic Services, Inc.	12,420	359,311
		1,061,978

8

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2012

	Shares/Units/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Transportation – (1.63%)
C.H. Robinson Worldwide, Inc.	9,760	$515,816
	Total Industrials	4,168,787
INFORMATION TECHNOLOGY – (22.53%)
Semiconductors & Semiconductor Equipment – (5.39%)
Advanced Energy Industries, Inc. *	2,865	35,240
First Solar, Inc. *	6,020	93,521
Intel Corp.	15,640	402,026
Texas Instruments Inc.	43,180	1,176,007
		1,706,794
Software & Services – (11.86%)
Automatic Data Processing, Inc.	4,450	251,625
International Business Machines Corp.	1,520	297,890
MasterCard, Inc., Class A	915	399,462
Microsoft Corp.	34,320	1,010,896
Oracle Corp.	28,950	874,145
SAP AG, ADR (Germany)	14,470	916,819
		3,750,837
Technology Hardware & Equipment – (5.28%)
Apple Inc. *	1,083	661,356
Hewlett-Packard Co.	41,990	765,897
Nokia Oyj, ADR (Finland)	100,500	242,205
		1,669,458
	Total Information Technology	7,127,089
MATERIALS – (7.37%)
Air Products and Chemicals, Inc.	10,385	835,265
Cemex SAB de C.V., ADR (Mexico)*	36,728	255,627
Potash Corp. of Saskatchewan Inc. (Canada)	6,835	301,834
Praxair, Inc.	5,445	564,973
Sherwin-Williams Co.	2,780	373,493
	Total Materials	2,331,192
TOTAL COMMON STOCK – (Identified cost $26,422,002)		30,680,572
STOCK WARRANTS – (0.46%)
FINANCIALS – (0.46%)
Banks – (0.46%)
Commercial Banks – (0.46%)
Wells Fargo & Co., strike price $34.01, expires 10/28/18 *	14,700	145,677
TOTAL STOCK WARRANTS – (Identified cost $112,678)		145,677
CORPORATE BONDS – (0.95%)
MATERIALS – (0.95%)
Cemex Finance LLC, 144A Sr. Bond, 9.50%, 12/14/16 (a)	$300,000	299,250
TOTAL CORPORATE BONDS – (Identified cost $296,871)		299,250

9

DAVIS RESEARCH FUND	Schedule of Investments - (Continued)
July 31, 2012

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (1.97%)
Banc of America Securities LLC Joint Repurchase Agreement, 0.18%, 08/01/12, dated 07/31/12, repurchase value of $210,001 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-5.953%, 01/15/17-07/01/42, total market value $214,200)	$210,000	$210,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.19%, 08/01/12, dated 07/31/12, repurchase value of $415,002 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.00%, 09/06/12-07/20/40, total market value $423,300)	415,000	415,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $625,000)	625,000
	Total Investments – (100.36%) – (Identified cost $27,456,551) – (b)	31,750,499
	Liabilities Less Other Assets – (0.36%)	(115,076)
	Net Assets – (100.00%)	$31,635,423
ADR: American Depositary Receipt
*	Non-Income producing security.

(a)
This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations. This security amounted to $299,250 or 0.95% of the Fund's net assets as of July 31, 2012.

(b)	Aggregate cost for federal income tax purposes is $27,464,983. At July 31, 2012 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$5,553,304
	Unrealized depreciation	(1,267,788)
	Net unrealized appreciation	$4,285,516

See Notes to Financial Statements

10

DAVIS RESEARCH FUND	Statement of Assets and Liabilities
At July 31, 2012

ASSETS:
Investments in securities at value* (see accompanying Schedule of Investments)	$31,750,499
Cash	3,246
Receivables:
Dividends and interest	56,566
Prepaid expenses	105
Total assets	31,810,416
LIABILITIES:
Payables:
Investment securities purchased	130,364
Accrued audit fees	18,240
Accrued management fee	15,459
Other accrued expenses	10,930
Total liabilities	174,993

NET ASSETS	$31,635,423

NET ASSETS CONSIST OF:
Par value of shares of capital stock	$127,896
Additional paid-in capital	40,410,555
Undistributed net investment income	280,420
Accumulated net realized losses from investments	(13,475,804)
Net unrealized appreciation on investments and foreign currency transactions	4,292,356
Net Assets	$31,635,423

CLASS A SHARES:
Net assets	$31,635,423
Shares outstanding	2,557,910
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$12.37
Maximum offering price per share (100/95.25 of $12.37)†	$12.99

*Including:
Cost of investments	$27,456,551

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

11

DAVIS RESEARCH FUND	Statement of Operations
For the year ended July 31, 2012

INVESTMENT INCOME:
Income:
Dividends*		$644,158
Interest		29,576
Total income		673,734

Expenses:
Management fees (Note 3)	$167,632
Custodian fees	25,113
Transfer agent fees:
Class A	1,200
Audit fees	18,240
Legal fees	77
Accounting fees (Note 3)	2,004
Reports to shareholders	3,975
Directors’ fees and expenses	3,483
Registration and filing fees	8,404
Miscellaneous	7,904
Total expenses		238,032
Expenses paid indirectly (Note 4)		(9)
Net expenses		238,023
Net investment income		435,711

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions		1,104,544
Foreign currency transactions		(1,182)
Net realized gain		1,103,362
Net decrease in unrealized appreciation		(630,572)
Net realized and unrealized gain on investments and foreign currency transactions		472,790
Net increase in net assets resulting from operations		$908,501

*Net of foreign taxes withheld as follows		$25,098

See Notes to Financial Statements

12

DAVIS RESEARCH FUND	Statements of Changes in Net Assets

	Year ended July 31,
	2012	2011

OPERATIONS:
Net investment income	$435,711	$326,656
Net realized gain from investments and foreign currency transactions	1,103,362	1,304,254
Net increase (decrease) in unrealized appreciation on investments and foreign currency transactions	(630,572)	2,683,384
Net increase in net assets resulting from operations	908,501	4,314,294

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	(254,034)	(335,252)

CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 5):
Class A	200,407	124,035
Class B (Note 1)	–	(2,231)
Class C (Note 1)	–	(1,354)

Total increase in net assets	854,874	4,099,492

NET ASSETS:
Beginning of year	30,780,549	26,681,057
End of year*	$31,635,423	$30,780,549

*Including undistributed net investment income of	$280,420	$53,451

See Notes to Financial Statements

13

DAVIS RESEARCH FUND	Notes to Financial Statements
July 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a separate series of Davis New York Venture Fund, Inc. (a Maryland corporation). The Fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund’s investment objective is long-term growth of capital. The Fund commenced operations on October 31, 2001. Until January 19, 2011, the Fund offered shares in three classes, Class A, Class B, and Class C. The Fund ceased operations of Class B and Class C shares on January 19, 2011. Class A shares are sold with a front-end sales charge. Income, expenses (other than those attributable to a specific class), and gains and losses were allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, were charged against the operations of that class. All classes had identical rights with respect to voting (exclusive of each class’s distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges) are valued at the last reported sales price on the day of valuation. Securities traded in the over-the-counter market (e.g. NASDAQ) and listed securities for which no sale was reported on that date are stated at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Fund’s assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Fund’s investment adviser, identifies as a significant event occurring before the Fund’s assets are valued, but after the close of their respective exchanges will be fair valued.  Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Directors. These procedures include certain standardized methodologies to fair value securities. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The Fund’s valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Value Measurements - Fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

14

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements – (Continued)

The following is a summary of the inputs used as of July 31, 2012 in valuing the Fund’s investments carried at value:

	Investments in Securities at Value
	Valuation Inputs
		Level 2:	Level 3:
		Other Significant	Significant
	Level 1:	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Equity securities:
Consumer discretionary	$2,980,110	$–	$–	$2,980,110
Consumer staples	5,426,760	–	–	5,426,760
Energy	1,151,589	–	–	1,151,589
Financials	6,065,315	–	–	6,065,315
Health care	1,575,407	–	–	1,575,407
Industrials	4,168,787	–	–	4,168,787
Information technology	7,127,089	–	–	7,127,089
Materials	2,331,192	–	–	2,331,192
Corporate debt securities	–	299,250	–	299,250
Short-term securities	–	625,000	–	625,000
Total Investments	$30,826,249	$924,250	$–	$31,750,499

There were no transfers of assets (or investments) between Level 1 and Level 2 of the fair value hierarchy during the year ended July 31, 2012.

Master Repurchase Agreements - The Fund, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statement of Operations.

15

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of July 31, 2012, no provision for income tax is required in the Fund’s financial statements related to these tax positions. The Fund’s federal and state (Arizona and Maryland) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2009.

The Regulated Investment Company Modernization Act of 2010 (“Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Fund. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards. At July 31, 2012, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards
Expiring
07/31/2017	$1,404,000
07/31/2018	11,646,000
07/31/2019	417,000
$13,467,000

Utilized
During the year ended July 31, 2012	$1,058,000

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, passive foreign investment company shares, and foreign currency transactions. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Fund. The Fund adjusts certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended July 31, 2012, amounts have been reclassified to reflect an increase in undistributed net investment income and a corresponding increase in accumulated net realized losses from investments and foreign currency transactions of $45,292. Net assets have not been affected by this reclassification.

16

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2012

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders – (Continued)

The tax character of distributions paid during the years ended July 31, 2012 and 2011 was as follows:

	2012	2011
Ordinary income	$254,034	$335,252

As of July 31, 2012, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$280,679
Accumulated net realized losses from investments and
foreign currency transactions	(13,467,372)
Net unrealized appreciation on investments	4,283,923
Total	$(8,902,770)

Indemnification - Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, some of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Fund set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended July 31, 2012 were $9,641,435 and $8,642,376, respectively.

17

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2012

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisory fees are paid monthly to the Adviser. The annual rate is 0.55% of the average net assets.

Boston Financial Data Services, Inc. (“BFDS”) is the Fund’s primary transfer agent. The Adviser is also paid for certain transfer agent services.  The fee paid to the Adviser for these services during the year ended July 31, 2012 amounted to $159.  State Street Bank and Trust Company (“State Street Bank”) is the Fund’s primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Fund’s custodian. The Adviser is also paid for certain accounting services. The fee paid to the Adviser for these services during the year ended July 31, 2012 amounted to $2,004. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. DSA-NY performs research and portfolio management services for the Fund under a Sub-Advisory Agreement with the Adviser. The Fund pays no fees directly to DSA-NY.

NOTE 4 - EXPENSES PAID INDIRECTLY

Under an agreement with State Street Bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $9 during the year ended July 31, 2012.

NOTE 5 - CAPITAL STOCK

At July 31, 2012, there were 3.5 billion shares of capital stock ($0.05 par value per share) authorized for Davis New York Venture Fund, Inc., of which 500 million shares are designated to Davis Research Fund. Transactions in capital stock were as follows:

Class A	Year ended		Year ended
	July 31, 2012		July 31, 2011
	Shares	Amount	Shares	Amount
Shares sold	556	$6,577	987	$11,513
Shares issued in reinvestment of distributions	21,944	253,454	28,066	334,268
	22,500	260,031	29,053	345,781
Shares redeemed	(4,635)	(59,624)	(18,622)	(221,746)
Net increase	17,865	$200,407	10,431	$124,035

Class B	Period from August 1, 2010
through January 19, 2011
(Cessation of Class)
	Shares	Amount
Shares sold	–	$–
Shares issued in reinvestment of distributions	–	–
	–	–
Shares redeemed	(199)	(2,231)
Net decrease	(199)	$(2,231)

Class C	Period from August 1, 2010
through January 19, 2011
(Cessation of Class)
	Shares	Amount
Shares sold	–	$–
Shares issued in reinvestment of distributions	–	–
	–	–
Shares redeemed	(121)	(1,354)
Net decrease	(121)	$(1,354)

18

DAVIS RESEARCH FUND	Notes to Financial Statements – (Continued)
July 31, 2012

NOTE 6 - BANK BORROWINGS

The Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. The Fund had no borrowings during the year ended July 31, 2012.

NOTE 7 - DISTRIBUTION AND UNDERWRITING FEES

Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value.

During the year ended July 31, 2012, Davis Distributors, LLC, the Fund’s Underwriter (“Underwriter” or “Distributor”), received no commissions earned on sales of Class A shares of the Fund.

The Underwriter is reimbursed for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 1/4 of 1.00% of the average net assets maintained by the responsible dealers. There was no service fee for Class A shares of the Fund for the year ended July 31, 2012.

19

DAVIS RESEARCH FUND	Financial Highlights

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

CLASS A
	Year ended July 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$12.12	$10.55	$9.65	$11.89	$14.99

Income (Loss) from Investment Operations:
Net Investment Income	0.17	0.13	0.04	0.09	0.02
Net Realized and Unrealized Gains (Losses)	0.18	1.57	0.89	(2.24)	(2.11)
Total from Investment Operations	0.35	1.70	0.93	(2.15)	(2.09)

Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.13)	(0.03)	(0.09)	(0.02)
Distributions from Realized Gains	–	–	–	–	(0.99)
Total Dividends and Distributions	(0.10)	(0.13)	(0.03)	(0.09)	(1.01)
Net Asset Value, End of Period	$12.37	$12.12	$10.55	$9.65	$11.89

Total Returna	2.95%	16.16%	9.58%	(17.86) %	(14.93) %

Ratios/Supplemental Data:
Net Assets, End of Period (in thousands)	$31,635	$30,781	$26,678	$24,380	$55,865
Ratio of Expenses to Average Net Assets:
Gross	0.78%	0.82%	0.87%	0.97%	0.89%
Netb	0.78%	0.82%	0.87%	0.97%	0.89%
Ratio of Net Investment Income to Average Net Assets	1.43%	1.09%	0.35%	1.14%	0.17%
Portfolio Turnover Ratec	28%	30%	55%	29%	29%

a
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

b	The Net Ratio of Expenses to Average Net Assets reflects the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

c
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

See Notes to Financial Statements

20

DAVIS RESEARCH FUND	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis New York Venture Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Davis Research Fund (a series of Davis New York Venture Fund, Inc.), as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Research Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
September 24, 2012

21

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of the Davis Funds oversees the management of each Davis Fund and, as required by law, determines annually whether to approve the continuance of each Davis Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

As a part of this process the Independent Directors, with the assistance of counsel for the Independent Directors, prepared questions submitted to Davis Advisors in anticipation of the annual contract review. The Independent Directors were provided with responsive background material (including recent investment performance data), and their counsel provided guidance prior to a separate contract review meeting held in March 2012 where the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary in the circumstances. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of Davis Research Fund and its shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to the Independent Directors and were not the result of any single factor. The following facts and conclusions were important, but not exclusive, in the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered not only the investment performance of the Fund, but also the full range and quality of services provided by Davis Advisors to the Fund and its shareholders, including whether it:

1.	Achieves satisfactory investment results over the long-term after all costs;
2.	Handles shareholder transactions, inquiries, requests, and records efficiently and effectively, and provides quality accounting, legal, and compliance services, and oversees third-party service providers; and
3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some, but not all, of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

Davis Advisors (and its affiliates) and members of the Davis family are some of the largest shareholders in the Davis Funds. The Independent Directors concluded that this investment tends to align Davis Advisors’ and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns. In addition, the Independent Directors concluded that significant investments by Davis Advisors and the Davis family have contributed to the economies of scale which have lowered fees and expenses for Davis Funds’ shareholders over time.

The Independent Directors noted the importance of reviewing quantitative measures, but also recognized that qualitative factors are also important in assessing whether Davis Funds’ shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that while such measures and data may be informative, the judgment of the Independent Directors must take many factors, including those listed below, into consideration in representing the shareholders of the Davis Funds. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

The Independent Directors expect Davis Advisors to employ a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long-term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory after-tax results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

22

DAVIS RESEARCH FUND	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors reviewed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, including funds which it sub-advises and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule of the Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the fixed management fee for the Fund and the profitability of the Fund to Davis Advisors, the extent to which economies of scale might be realized if the Fund’s net assets increased, and whether the fixed fee schedule reflected those potential economies of scale. The Independent Directors considered the nature, quality, and extent of the services being provided to the Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Fund, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for third-party research services.

The Independent Directors compared the fees paid to Davis Advisors by the Davis Funds with those paid by Davis Advisors’ sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised or private account fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive and the risks associated with operating SEC registered, publicly traded mutual funds are greater. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues which are unique to mutual funds. In addition, the work required to service shareholders is more extensive because of the significantly greater number of shareholders and managing trading is more complex because of more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has gotten more intense.

The Independent Directors noted that Class A shares of the Fund have been registered with the Securities and Exchange Commission and, as of the date of their review, in selected states where eligible investors are residents. Shares of the Fund are not available for general public sale in any other state or jurisdiction; only the directors, officers, and employees of the Fund or its investment adviser and sub-adviser (and the investment adviser itself and affiliated companies) are eligible to purchase Fund shares.

The Independent Directors noted that the Fund’s Class A shares had under-performed its benchmark, the Standard & Poor’s 500® Index, over the one-, three-, and five-year time periods and out-performed over the ten-year time period, all ended February 29, 2012. The Fund under-performed the average performance of its peer group as determined by an independent service provider over the one- and five-year time periods and out-performed over the three- and ten-year time periods, all ended December 31, 2011. The Independent Directors noted that the Fund out-performed both the Standard & Poor’s 500® Index and its peer group in 3 of the 6 rolling five-year time frames ended December 31 for each year from 2006 through 2011. The Fund out-performed both the Standard & Poor’s 500® Index and its peer group in the rolling ten-year time frame ended December 31, 2011.

The Independent Directors considered the management fee and total expense ratios for the Fund’s Class A shares and noted both ratios were lower than the average ratios of its peer group as determined by an independent service provider.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided the Fund and its shareholders with a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fee for the Fund was reasonable in light of the nature, quality, and extent of the services being provided to the Fund, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of its peer group as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interest of the Fund and its shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

23

DAVIS RESEARCH FUND	Fund Information

Federal Income Tax Information (Unaudited)

In early 2013, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during the calendar year 2012. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2012 with their 2012 Form 1099-DIV.

The information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

During the fiscal year 2012, $254,034 of dividends paid by the Fund constituted income dividends for federal income tax purposes. The Fund designates $240,935 or 95% as income qualifying for the corporate dividends-received deduction.

For the fiscal year 2012, certain dividends paid by the Fund constitute qualified dividend income for federal income tax purposes. The Fund designates $254,034 or 100% as qualified dividend income.

Portfolio Proxy Voting Policies and Procedures

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1-800-279-0279 and (ii) on the SEC’s website at www.sec.gov.

Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling 1-800-279-0279 and on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

24

DAVIS RESEARCH FUND	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Fund’s records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Fund receives your request to stop householding.

25

DAVIS RESEARCH FUND	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-four (74).

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Legg Mason Investment Counsel & Trust Company N.A. (asset management company) and Rodney Trust Company (Delaware).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC, a private investment company (beginning in 2006); Co-founder of CenterPoint Properties Trust (REIT); Co-chairman and Chief Executive Officer for 22 years (until 2006).	13	Director, DCT Industrial Trust (REIT); Chairman, Regional Transportation Authority of Chicago.

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004	President and Chief Investment Officer, Markel Corporation (diversified financial holding company).	13	Director, Washington Post Co. (publishing company); Director, Colfax Corp. (engineering and manufacturer of pumps and fluid handling equipment).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Former Executive Vice President and Chief Financial Officer, CH2M-HILL Companies, Ltd. (engineering).	13	Director, Trow Global Holdings Inc. (engineering & consulting).

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since August 2011; former Chairman, NorthRoad Capital Management, LLC (investment management firm).	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; former Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-services provider) 2007-2010; former Executive Vice President and Chief Financial Officer, Equity Office Properties Trust (REIT) 2002-2007.	13
Director, Modine Manufacturing, Inc. (heat transfer technology); Director, Chicago Bridge & Iron Company, N.V. (industrial construction and engineering); Director, Fifth Third Bancorp (diversified financial services).

26

DAVIS RESEARCH FUND	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Inside Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of three portfolios) since 1998.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Selected Funds (consisting of three portfolios) since 1998; Director, Washington Post Co. (publishing company).

*   Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Inside Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Inside Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Thomas D. Tays (born 03/07/57, Davis Funds officer since 1997). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of three portfolios), and Clipper Fund, Inc. (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer in certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Davis Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

27

DAVIS RESEARCH FUND

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
707 Seventeenth Street, Suite 2700
Denver, Colorado 80202

For more information about Davis Research Fund, including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling 1-800-279-0279.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends July 31, 2012 and July 31, 2011 were $111,840 and $110,400, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends July 31, 2012 and July 31, 2011 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends July 31, 2012 and July 31, 2011 were $13,860 and $13,005, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends July 31, 2012 and July 31, 2011 were $35,913 and $0, respectively.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X.

 (f)   Not applicable

(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended July 31, 2012 and July 31, 2011.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS NEW YORK VENTURE FUND, INC.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  October 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  October 8, 2012

By           /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  October 8, 2012